SECURITIES EXCHANGE AND COMMISSION

                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): November 21, 1996



                                    CASTELLE
             (Exact name of registrant as specified in its charter)


                                   California
                 (State or other jurisdiction of incorporation)



                 0-220-20                           77-0164056
           (Commission File No.)         (IRS Employer Identification No.)



                             3255-3 Scott Boulevard
                          Santa Clara, California 95054
              (Address of principal executive offices and zip code)



       Registrant's telephone number, including area code: (408) 496-0474




                                                    Total number of pages:    5
                                                Index to Exhibits at page:    4



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Item 2.  Acquisition or Disposition of Assets.

     (a) On November 20, 1996, Castelle concluded a transaction pursuant to which Ibex Technologies, Inc., a California corporation ("Ibex") merged with and into Castelle. The transaction was consummated pursuant to the terms of an Agreement and Plan of Reorganization (the "Reorganization Agreement") dated as of August 22, 1996, by and among Castelle, Ibex and certain shareholders of Ibex. The execution of the Reorganization Agreement was previously reported in a Current Report on Form 8-K filed by Castelle on August 30, 1996. Pursuant to the terms of the Reorganization Agreement, (i) each share of the Common Stock of Ibex outstanding immediately prior to the consummation of the merger has been converted into the right to receive 4.0297965 shares of the Common Stock of Castelle, (ii) each share of Preferred Stock of Ibex outstanding immediately prior to the consummation of the merger has been converted into the right to receive 5.029797 shares of Castelle Common Stock, and (iii) each option exercisable for Ibex Common Stock outstanding immediately prior to the consummation of the merger has been assumed by Castelle and the right to receive a share of Ibex Common Stock upon exercise has been converted into the right to receive 4.0297965 shares of Castelle Common Stock (the Acquisition"). As a result of the terms just described, 790,637 shares of Castelle Common Stock have been issued in exchange for outstanding shares of Ibex Common Stock and Ibex Preferred Stock and 59,363 shares of Castelle Common Stock shall be issued upon exercise of options for Ibex Common Stock assumed by Castelle in connection with the Acquisition. The shares of Castelle Common Stock issued or available for issuance in connection with the Acquisition have been approved for listing with the Nasdaq National Market System. The transaction was approved by the shareholders of Ibex at a special meeting of Ibex shareholders held on November 18, 1996 and by the shareholders of Castelle at the annual meeting of Castelle shareholders held on November 19, 1996.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

     (a) Financial Statements of Business Acquired. The following audited financial statements of Ibex and the accompanying notes, as previously included in the Proxy Statement/Prospectus filed as part of the Registration Statement filed on Form S-4 (Registration No. 333-14815) by Castelle on October 24, 1996 (the "Form S-4"), are hereby incorporated by reference in this Current Report as
Exhibit 99(a), and incorporated into this Item 7 by this reference:

     (1)  Balance Sheets at December 31, 1995 and December 31, 1994.

     (2)  Statement of  Operations  for the years ended  December 31, 1995   and
          December 31, 1994.

     (3) Statements of Changes in Shareholders' Equity for the years ended December 31, 1995 and December 31, 1994.

     (4) Statements of Cash Flows for the years ended December 31, 1995 and December 31, 1994.

                                       1.

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     (c) The following  exhibits are furnished in accordance with the provisions of Item 601 of Regulation S-B:

  Exhibit Number    Exhibit

  20.1              Press Release issued November 21, 1996.  Filed herewith.

  23.1              Consent of Coopers & Lybrand LLP.  Filed herewith.

  99.1 The following audited consolidated financial statements of Ibex and the accompanying notes, included in the Proxy Statement/Prospectus filed as part of the Form S-4, are hereby incorporated herein by reference in this Current Report as Exhibit 99.1:

                    (1)      Balance Sheets at December 31, 1995 and
                             December 31, 1994.

                    (2) Statement of Operations for the years ended December 31, 1995 and December 31, 1994.

                    (3) Statements of Changes in Shareholders' Equity for the years ended December 31, 1995 and December 31, 1994.

                    (4) Statements of Cash Flows for the years ended December 31, 1995 and December 31, 1994.


                                       2.

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                    CASTELLE



Dated:  November 21, 1996               By:  /s/ Randall I. Bambrough
                                             Randall I. Bambrough
                                             Vice President of Finance and
                                             Chief Financial Officer



                                       3.

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                               INDEX TO EXHIBITS

Exhibit No.    Description

   20.1        Press Release issued November 21, 1996

   23.1        Consent of Coopers & Lybrand

   99.1 The following audited financial statements of Ibex Technologies, Inc. and the accompanying notes, as previously included in the Proxy Statement/Prospectus filed as part of the Registration Statement filed on Form S-4 (Registration No. 333-14815) filed by Castelle on October 24, 1996, are hereby incorporated by reference in this Current Report as
               Exhibit 99.1:

               (1)   Balance Sheets at December 31, 1995 and December 31, 1994

               (2) Statements of Operations for the years ended December 31, 1995 and December 31, 1994.

               (3) Statements of Changes in Shareholders' Equity for the years ended December 31, 1995 and December 31, 1994.

               (4) Statements of Cash Flows for the years ended December 31, 1995 and December 31, 1994.

                                       4.
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